UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2019 (July 9, 2019)

Vanguard Natural Resources, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33756	80-0411494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.03    Bankruptcy or Receivership
Confirmation of the Plan
As previously disclosed, Vanguard Natural Resources, Inc. (the “Company”) and certain subsidiaries (such subsidiaries, together with the Company, the “Debtors”) filed voluntary petitions for relief (the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Chapter 11 Cases are being administered under the caption In re Vanguard Natural Resources, Inc. et al.
On July 9, 2019, the Bankruptcy Court entered the Findings of Fact, Conclusions of Law, and Order Confirming the Amended Joint Plan of Reorganization (as Modified) of Vanguard Natural Resources, Inc. and its Debtor Affiliates (the “Confirmation Order”), which approved and confirmed the Amended Joint Plan of Reorganization (as Modified) of Vanguard Natural Resources, Inc. and its Debtor Affiliates (the “Plan”).
The Debtors expect that the effective date of the Plan will occur as soon as all conditions precedent to the Plan have been satisfied (defined in the Plan as the “Effective Date”). The Debtors are targeting July 15, 2019 as the Effective Date; however, the Debtors can make no assurances as to when, or ultimately if, the Plan will become effective. It is also possible that technical amendments could be made to the Plan. Following the Effective Date, the Company expects to be reorganized as a Delaware limited liability company named Grizzly Energy, LLC.
The following is a summary of the material terms of the Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order, which are attached hereto as Exhibits 2.1 and 99.1, respectively, and incorporated by reference herein.
Summary of the Material Features of the Plan

The Plan provides for a comprehensive restructuring of the Debtors’ long-term debt (the “Restructuring Transactions”). Certain principal terms of the Plan are outlined below (and, any capitalized terms not defined herein have the meanings given to them in the Plan):

•	holders of Allowed DIP Facility Claims will receive their pro rata share of participation in the Exit RBL/Term Loan A Facility;

•
holders of Allowed Revolving Credit Facility Claims and Allowed Secured Swap Claims (each as defined in the Plan) will receive their pro rata share of and interest in: (i) the Exit Term Loan B Facility; (ii) the Class 3 New Preferred Equity Class A Stock Pool; and (iii) 75% of the New Common Stock, subject to dilution on account of the Management Incentive Plan (if any);

•
holders of Allowed Term Loan Claims will receive a pro rata share and interest in 10% of the New Common Stock, subject to dilution on account of the Management Incentive Plan (if any), as well as at the option of each holder of an Allowed Term Loan Claim, either: (i) such holder’s pro rata share of the Class 4 Preferred A Option; or (ii) such holder’s pro rata share of the Class 4 Preferred B Option;

•
holders of Allowed Senior Note Claims will receive a pro rata share and interest in: (i) 15% of the New Common Stock, if the class of Allowed Senior Note Claims votes to accept the Plan, subject to dilution on account of the Management Incentive Plan (if any); (ii) the Class 5 New Preferred Equity Class A Stock Pool; and (iii) the Senior Notes Claim Cash;

•
each holder of an Allowed General Unsecured Claim shall receive (to the extent such General Unsecured Claims have not already been paid in full during the 2019 Chapter 11 Cases), (i) 2 percent of the face amount of its Allowed Class 6 Claim; provided that (1) the total Cash distribution to all Holders of Allowed Class 6 Claims on account of such Allowed Class 6 Claims shall not exceed the GUC Cash Recovery and (2) for the avoidance of doubt, if the total amount of the

Allowed Class 6 Claims is in excess of $30,000,000.00, the Cash recovery to each holder of an Allowed Class 6 Claim on account of the GUC Cash Recovery shall be reduced on a Pro Rata basis; and (ii) a pro rata share of the net distributable portion of the GUC Distribution Trust Assets.

•	The Plan also provides for customary releases, exculpations, and injunctions.
Unless otherwise specified, the treatment set forth in the Plan and Confirmation Order will be in full satisfaction of all claims against and equity interests in the Debtors, which will be discharged on the Effective Date. Other than assumed obligations, all of the Debtors’ prepetition claims and equity interests will be discharged by the Plan.
Additional information regarding the classification and treatment of claims and equity interests can be found in Article III of the Plan.
Capital Structure
Pursuant to the Plan, each of the Company’s equity securities outstanding immediately before the Effective Date (including any options and warrants to purchase such securities) will be canceled and of no further force or effect after the Effective Date. As of May 10, 2019, the Company’s outstanding equity securities included 20,124,080 common shares and three and a half year warrants which are exercisable to purchase 1,262,525 common shares. Under the Plan, the Debtors’ new organizational documents will become effective on the Effective Date. The reorganized parent’s new organizational documents will authorize the company to issue new equity, certain of which will be issued to holders of allowed claims pursuant to the Plan on the Effective Date.
Certain Information Regarding Assets and Liabilities of the Company
Information regarding the assets and liabilities of the Company as of the most recent practicable date is hereby incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019.
Forward-Looking Statements
Statements in this Current Report on Form 8-K that relate to future results and events are not facts and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company’s current expectations, estimates and assumptions and, as such, involve certain risks and uncertainties. The ability of the Company to predict results or the actual effects of its plans and strategies is subject to inherent uncertainty. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. All statements other than statements of historical fact, including statements containing the words “intends,” “believes,” “expects,” “will,” and similar expressions, are statements that could be deemed to be forward-looking statements. In addition, the forward-looking statements represent the Company’s views as of the date as of which they were made. The Company anticipates that subsequent events and developments may cause its views to change. However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2019, which were filed with the Securities and Exchange Commission on April 15, 2019 and May 15, 2019, respectively, under the headings “Risk Factors” and “Forward-Looking Statements.”

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description

2.1	Amended Joint Plan of Reorganization of Vanguard Natural Resources, Inc. and its Debtor Affiliates
99.1	Order Confirming Debtors’ Amended Joint Plan of Reorganization

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, INC.

Dated: July 10, 2019	By:	/s/ Ryan Midgett
		Name:	Ryan Midgett
		Title:	Chief Financial Officer

 EXHIBIT INDEX

Exhibit	Description

2.1	Amended Joint Plan of Reorganization of Vanguard Natural Resources, Inc. and its Debtor Affiliates
99.1	Order Confirming Debtors’ Amended Joint Plan of Reorganization